UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Transcend Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 1, 2011.

Meeting Information
TRANSCEND SERVICES, INC.	Meeting Type:	Annual Meeting
	For holders as of:	April 4, 2011
Date: June 1, 2011 Time: 11:00 AM EDT
	Location:	Womble Carlyle Sandridge & Rice, PLLC Atlantic Station 271 17th Street, NW, Suite 2400 Atlanta, GA 30363

TRANSCEND SERVICES, INC. ONE GLENLAKE PARKWAY SUITE 1325 ATLANTA, GA 30328

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice and Proxy Statement 2. Annual Report on Form 10-K 3. Form of Proxy
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow        XXXX XXXX XXXX        (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 18, 2011 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. To obtain directions to the Annual Meeting, please contact our main office at 678-808-0600. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow     XXXX XXXX XXXX            available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following:
1. Election of Directors Nominees 01) Joseph G. Bleser 04) Larry G. Gerdes 02) Joseph P. Clayton 05) Walter S. Huff, Jr. 03) James D. Edwards 06) Charles E. Thoele
The Board of Directors recommends you vote FOR the following proposals:
2.

To amend the Transcend Services, Inc. 2009 Stock Incentive Plan to increase the number of shares available for grant thereunder by 500,000 shares and to require stockholder approval to reprice awards under the Plan.

3.	Advisory vote on the compensation of the Company’s named executive officers.
The Board of Directors recommends you vote 1 YEAR on the following proposal:
4.	Advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.
The Board of Directors recommends you vote FOR the following proposal:
5.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011.

NOTE: This is not a ballot or proxy card. You cannot use this Notice to vote the shares. In their discretion, the persons named as proxies on the proxy card for the Annual Meeting are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.